                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 4, 2003
                                                 ---------------

                                GLB BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


State of Ohio                           000-24255            31-1529973
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(State or other jurisdiction          (Commission           (IRS Employer
        of incorporation)             File Number)       Identification No.)

     7001 Center Street, Mentor, Ohio                           44060
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code.  (440) 974-0000
                                                     ---------------

                                       N/A
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         (Former name or former address, if changed since last report.)



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                                TABLE OF CONTENTS

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Exhibits:

                 99.1     GLB Bancorp, Inc. press release dated August 4, 2003

Item 12. Results Of Operations and Financial Condition

On August 4, 2003, GLB Bancorp, Inc. issued a press release containing its financial results for the second quarter of 2003. The press release is posted as
Exhibit 99.1. Pursuant to General Instruction B, subsection 2, of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duty caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GLB BANCORP, INC.
                                         -------------------------------------
                                                     (Registrant)
                                                 Dated: April 24, 2003


                                               /s/ Richard T. Flenner Jr.
                                         -------------------------------------
                                                     (Signature)
                                                Richard T. Flenner Jr.
                                         President and Chief Executive Officer